UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109
(Name and address of agent for service)

1-800-773-9665
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
September 30, 2023

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

SHAREHOLDER LETTER
(Unaudited)

November 17, 2023
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 35th Anniversary
The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 35th anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (September 30, 2023)(1)
The annualized average total returns of the Blue Chip Fund and S&P 500® Index for the 1-year, 5-year, and 10-year periods through September 30, 2023 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	12.35%	5.70%	8.14%
S&P 500® Index(2)	21.62%	9.92%	11.91%

The Reynolds Blue Chip Growth Fund’s return was 12.64% and the S&P 500® Index's return was 13.07% in the nine months ended September 30, 2023.

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The S&P 500® Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. It is not possible to invest directly in an index.

____________

As stated in the Prospectus dated January 31, 2023, the expense ratio of the Fund is 1.97%.  Reynolds Capital Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary items) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 2.00%.
____________
Web Site
Our website is www.reynoldsfunds.com. On our website, you can access current information about your investment holdings. You must first request a personal identification number (“PIN”) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Blue Chip Fund net asset value. Additional information available (PIN not needed) includes the top ten holdings, industry percentages, and quarterly updates of the returns of the Blue Chip Fund.

The U.S. Economy
The Federal Reserve has been removing stimulus and sharply raising interest rates to reduce inflation. The economy continues to be negatively affected by supply chain constraints partially caused by the war in Ukraine. The economy is also being affected by the strong U.S. dollar. U.S. Gross Domestic Product (“GDP”) increased 1.9% in 2022, 5.9% in 2021, decreased -3.4% in 2020, and increased 2.2% in 2019. The U.S. economy showed remarkable resilience and expanded at a stronger than expected rate in the third quarter. GDP is estimated to have increased at an inflation-adjusted annual rate of 4.9% in the quarter ended September 30, 2023 after increasing 2.1% in the quarter ended June 30, 2023 and increasing 2.2% in the quarter ended March 31, 2023. Consumer spending, durable goods, initial unemployment claims and new home sales continued to show remarkable resilience, given higher interest rates and tightening credit conditions. As the Federal Reserve holds rates steady and inflation lessens, the anticipated rise in the real fed funds rate will likely result in a modest level of growth in the coming quarters. There may be a modest contraction in economic activity in the second and third quarters of 2024. GDP is forecast to increase 0.9% in the quarter ended December 31, 2023. GDP is forecast to increase 2.4% in calendar 2023 and to increase 0.9% in calendar 2024.

U.S. inflation, as measured by the Consumer Price Index, increased 8.0% in 2022, 4.7% in 2021, 1.2% in 2020, and 1.8% in 2019. Inflation increased at an annualized rate of 3.6% in the quarter ended September 30, 2023 after increasing at an annualized rate of 4.1% in the quarter ended June 30, 2023 and increasing 5.8% in the quarter ended March 31, 2023. Inflation is forecast to increase at an annualized rate of 3.4% in the quarter ended December 31, 2023. Inflation is forecast to increase 4.2% in calendar 2023 and to increase 2.5% in calendar 2024.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Blue Chip Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Blue Chip Fund is to emphasize investment in worldwide “Blue Chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Sector Breakdown(1)(2)(3) as of September 30, 2023

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

(3)	Percentages are based on net assets. Sum of sectors shown is greater than 100% due to other assets and liabilities, net of (5.7)%.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Blue Chip Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Statements summarizing the Blue Chip Fund accounts held by a shareholder are sent quarterly. In addition, Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund ($50 minimum) at periodic intervals to make automatic purchases. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund as often as monthly and send a check to you or transfer funds to your bank account.

NASDAQ symbol: Reynolds Blue Chip Growth Fund – RBCGX

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Blue Chip Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Blue Chip Fund is No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund is No-Load as it does not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller and medium capitalization companies, which involve additional risks such as limited liquidity and greater price volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, Tax Law Change Risk, High Portfolio Turnover Risk and Liquidity Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2023.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at www.reynoldsfunds.com and on the website of the Commission at http://www.sec.gov no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the website of the Commission at http://www.sec.gov.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-773-9665.

Distributed by Foreside Fund Services, LLC

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

The Reynolds Blue Chip Growth Fund (the “Fund”) underperformed the S&P 500® Index, the Fund’s benchmark, during the twelve months ended September 30, 2023 (the Fund’s fiscal year).

Some of the Reynolds Blue Chip Growth Fund's strongest industry performers during the twelve months ended September 30, 2023 were: (1) Financial Services, (2) Consumer Staples Distribution & Retail, (3) Entertainment, (4) Household Durables, (5) Interactive Media & Services, (6) Semiconductors & Semiconductor Equipment, (7) Software, and (8) Specialty Retail. Some of the individual stocks held in the Fund that outperformed the S&P 500® Index during this period were: (1) Adobe, (2) Alphabet, (3) Berkshire Hathaway, (4) Booking Holdings, (5) Cisco Systems, (6) Costco, (7) Lennar, (8) Lululemon Athletica, (9) Marriott, (10) Meta Platforms, (11) Netflix, (12) NVIDIA, (13) Palo Alto Networks,  and (14) Salesforce.

Some industries that were held in the Reynolds Blue Chip Growth Fund that underperformed the S&P 500® Index during the twelve months ended September 30, 2023 were: (1) Automobiles, (2) Banks, (3) Health Care Equipment & Supplies, (4) Broadline Retail, (5) Oil, Gas & Consumable Fuels, and (6) Technology Hardware, Storage & Peripherals. Some of the Fund's investments that underperformed the S&P 500® Index during this period were: (1) Amazon, (2) Apple, (3) AutoZone, (4) Bank of America, (5) Charles Schwab, (6) Chevron, (7) Chipotle Mexican Grill, (8) Home Depot, (9) Lowe's, (10) Starbucks, (11) Tesla, and (12) Walmart.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500® INDEX(1)

AVERAGE ANNUAL TOTAL RETURN
	1-YEAR	5-YEAR	10-YEAR
Reynolds Blue Chip Growth Fund	12.35%	5.70%	8.14%
S&P 500® Index	21.62%	9.92%	11.91%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	9/30/23	4/1/23	9/30/23	4/1/23-9/30/23(1)
Actual Expenses(2)	2.00%	$1,000.00	$1,042.20	$10.24
Hypothetical Example for Comparison Purposes
(5% return before expenses)	2.00%	$1,000.00	$1,015.07	$10.10

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual return of 4.22% for the six month-period ended September 30, 2023.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

ASSETS:
Investments in securities, at value (cost $44,404,878)	$55,588,379
Receivable from investments sold	229,582
Receivable from shareholders for purchases	30,000
Dividends and interest receivable	16,075
Prepaid expenses	48,643
Total assets	55,912,679

LIABILITIES:
Payable for investments purchased	3,140,218
Payable to shareholders for redemptions	3,633
Payable to adviser for management fees, net	49,579
Payable for distribution and service fees	5,793
Other liabilities	103,171
Total liabilities	3,302,394
NET ASSETS	$52,610,285

NET ASSETS CONSIST OF:
Capital stock, $0.01 par value; 40,000,000 shares authorized; 1,109,998 shares outstanding	$46,573,183
Distributable earnings	6,037,102
Net assets	$52,610,285

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($52,610,285 ÷ 1,109,998 shares outstanding)	$47.40

SCHEDULE OF INVESTMENTS
September 30, 2023

	Shares	Value
COMMON STOCKS — 93.6%
Air Freight & Logistics — 0.8%
Expeditors International of Washington, Inc.	350	$40,120
FedEx Corp.	1,000	264,920
United Parcel Service, Inc., Class B	650	101,316
		406,356
Automobiles — 3.5%
Tesla, Inc. (n)	7,450	1,864,139

Banks — 0.4%
Bank of America Corp.	2,000	54,760
JPMorgan Chase & Company	1,200	174,024
		228,784
Beverages — 0.1%
Monster Beverage Corp. (n)	500	26,475

Biotechnology — 0.3%
Amgen, Inc.	450	120,942
Biogen, Inc. (n)	200	51,402
		172,344
Broadline Retail — 6.4%
Alibaba Group Holding Ltd. — ADR (n)	400	34,696
Amazon.com, Inc. (n)	26,100	3,317,832
JD.com, Inc. — ADR	1,100	32,043
		3,384,571
Building Products — 0.1%
Builders FirstSource, Inc. (n)	300	37,347
Masterbrand, Inc. (n)	500	6,075
		43,422
Capital Markets — 0.9%
Blackstone, Inc.	1,550	166,067

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

	Shares	Value
COMMON STOCKS — 93.6% (Continued)
Capital Markets — 0.9% (Continued)
The Charles Schwab Corp.	1,800	$98,820
FactSet Research Systems, Inc.	150	65,589
The Goldman Sachs Group, Inc.	200	64,714
Morgan Stanley	700	57,169
		452,359
Commercial Services & Supplies — 0.1%
Copart, Inc. (n)	1,200	51,708

Communications Equipment — 0.9%
Arista Networks, Inc. (n)	600	110,358
Cisco Systems, Inc.	4,300	231,168
F5, Inc. (n)	950	153,083
		494,609
Consumer Staples Distribution & Retail — 3.5%
Costco Wholesale Corp.	2,675	1,511,268
Walmart, Inc.	1,900	303,867
		1,815,135
Containers & Packaging — 0.1%
Avery Dennison Corp.	250	45,668

Diversified Consumer Services — 0.0%
WW International, Inc. (n)	2,000	22,140

Electronic Equipment, Instruments
& Components — 0.3%
CDW Corp.	700	141,232
Coherent Corp. (n)	1,000	32,640
		173,872
Energy Equipment & Services — 0.3%
Baker Hughes Company	1,400	49,448
Halliburton Company	900	36,450
Schlumberger N.V.	800	46,640
Transocean Ltd. (n)	6,000	49,260
		181,798
Entertainment — 5.6%
Electronic Arts, Inc.	500	60,200
Live Nation Entertainment, Inc. (n)	500	41,520
NetEase, Inc. — ADR	300	30,048
Netflix, Inc. (n)	6,950	2,624,320
Spotify Technology SA (n)	700	108,248
Take-Two Interactive Software, Inc. (n)	300	42,117
The Walt Disney Company (n)	400	32,420
		2,938,873
Financial Services — 3.4%
Berkshire Hathaway, Inc., Class B (n)	2,300	805,690
Fidelity National Information Services, Inc.	800	44,216
Fiserv, Inc. (n)	1,250	141,200
Mastercard, Inc., Class A	1,000	395,910
PayPal Holdings, Inc. (n)	900	52,614
Visa, Inc., Class A	1,500	345,015
		1,784,645
Ground Transportation — 0.9%
Uber Technologies, Inc. (n)	9,100	418,509
Union Pacific Corp.	300	61,089
		479,598
Health Care Equipment & Supplies — 1.4%
Becton Dickinson & Company	200	51,706
Boston Scientific Corp. (n)	700	36,960
GE HealthCare Technologies, Inc.	1,633	111,109
Intuitive Surgical, Inc. (n)	1,500	438,435
Medtronic PLC	500	39,180
ResMed, Inc.	250	36,967
Stryker Corp.	150	40,991
		755,348
Hotels, Restaurants & Leisure — 8.1%
Airbnb, Inc., Class A (n)	4,250	583,142
Booking Holdings, Inc. (n)	450	1,387,777
Carnival Corp. (n)	5,600	76,832
Chipotle Mexican Grill, Inc. (n)	300	549,549
Choice Hotels International, Inc.	800	98,008
Domino’s Pizza, Inc.	150	56,819
DraftKings, Inc., Class A (n)	1,100	32,384
Expedia Group, Inc. (n)	1,800	185,526
Hilton Worldwide Holdings, Inc.	900	135,162
Hyatt Hotels Corp., Class A	800	84,864
Marriott International, Inc., Class A	1,250	245,700
McDonald’s Corp.	600	158,064
MGM Resorts International	2,200	80,872
Norwegian Cruise Line Holdings Ltd. (n)	3,000	49,440
Royal Caribbean Cruises Ltd. (n)	500	46,070
Shake Shack, Inc., Class A (n)	1,100	63,877
Starbucks Corp.	3,500	319,445
Wingstop, Inc.	250	44,960
Yum! Brands, Inc.	300	37,482
		4,235,973
Household Durables — 1.3%
DR Horton, Inc.	950	102,096
KB Home	2,100	97,188

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

	Shares	Value
COMMON STOCKS — 93.6% (Continued)
Household Durables — 1.3% (Continued)
Lennar Corp., Class A	1,850	$207,626
Meritage Homes Corp.	500	61,195
PulteGroup, Inc.	1,800	133,290
Taylor Morrison Home Corp. (n)	500	21,305
Toll Brothers, Inc.	600	44,376
		667,076
Household Products — 0.1%
The Procter & Gamble Company	250	36,465

Industrial Conglomerates — 0.6%
General Electric Company	2,100	232,155
Honeywell International, Inc.	300	55,422
		287,577
Insurance — 0.1%
Willis Towers Watson PLC	250	52,240

Interactive Media & Services — 11.0%
Alphabet, Inc., Class A (n)	8,000	1,046,880
Alphabet, Inc., Class C (n)	11,450	1,509,682
Baidu, Inc. — ADR (n)	250	33,588
fuboTV, Inc. (n)	4,000	10,680
Meta Platforms, Inc., Class A (n)	10,350	3,107,174
Pinterest, Inc., Class A (n)	1,600	43,248
Snap, Inc., Class A (n)	1,700	15,147
TripAdvisor, Inc. (n)	1,700	28,186
		5,794,585
IT Services — 1.2%
Accenture PLC, Class A	100	30,711
Akamai Technologies, Inc. (n)	650	69,251
Cloudflare, Inc., Class A (n)	1,100	69,344
Cognizant Technology
Solutions Corp., Class A	1,100	74,514
Gartner, Inc. (n)	150	51,541
International Business Machines Corp.	250	35,075
MongoDB, Inc. (n)	250	86,465
Shopify, Inc., Class A (n)	1,200	65,484
VeriSign, Inc. (n)	650	131,645
Wix.com Ltd. (n)	400	36,720
		650,750
Life Sciences Tools & Services — 0.2%
OmniAb, Inc. (n)	2,450	12,715
Repligen Corp. (n)	250	39,753
Thermo Fisher Scientific, Inc.	100	50,617
		103,085
Machinery — 0.4%
Caterpillar, Inc.	300	81,900
Deere & Company	200	75,476
Parker-Hannifin Corp.	125	48,690
		206,066
Media — 0.1%
Nexstar Media Group, Inc.	400	57,348

Oil, Gas & Consumable Fuels — 0.9%
APA Corp.	1,200	49,320
Cheniere Energy, Inc.	250	41,490
Chevron Corp.	250	42,155
ConocoPhillips	300	35,940
EOG Resources, Inc.	300	38,028
Exxon Mobil Corp.	400	47,032
Marathon Oil Corp.	1,700	45,475
Occidental Petroleum Corp.	600	38,928
Phillips 66	250	30,037
Texas Pacific Land Corp.	50	91,178
Valero Energy Corp.	250	35,428
Vitesse Energy, Inc.	129	2,953
		497,964
Passenger Airlines — 0.3%
Delta Air Lines, Inc.	1,600	59,200
Hawaiian Holdings, Inc. (n)	5,000	31,650
United Airlines Holdings, Inc. (n)	1,400	59,220
		150,070
Personal Care Products — 0.1%
elf Beauty, Inc. (n)	400	43,932

Pharmaceuticals — 1.4%
AstraZeneca PLC — ADR	600	40,632
Eli Lilly & Company	875	469,989
Novartis AG — ADR	1,900	193,534
Novo Nordisk A/S — ADR	450	40,923
		745,078
Professional Services — 0.6%
Automatic Data Processing, Inc.	500	120,290
Legalzoom.com, Inc. (n)	2,800	30,632
Paychex, Inc.	400	46,132

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

	Shares	Value
COMMON STOCKS — 93.6% (Continued)
Professional Services — 0.6% (Continued)
Verisk Analytics, Inc.	500	$118,120
		315,174
Real Estate Management
& Development — 0.2%
Compass, Inc., Class A (n)	3,000	8,700
Redfin Corp. (n)	15,000	105,600
		114,300
Semiconductors & Semiconductor
Equipment — 9.2%
Advanced Micro Devices, Inc. (n)	5,106	524,999
ARM Holdings PLC — ADR (n)	800	42,816
ASML Holding N.V.	100	58,866
Broadcom, Inc.	250	207,645
First Solar, Inc. (n)	200	32,318
Intel Corp.	3,400	120,870
Lam Research Corp.	50	31,338
Marvell Technology, Inc.	2,400	129,912
NVIDIA Corp.	7,600	3,305,924
NXP Semiconductors N.V.	500	99,960
ON Semiconductor Corp. (n)	800	74,360
QUALCOMM, Inc.	400	44,424
Taiwan Semiconductor Manufacturing
Company Ltd. — ADR	600	52,140
Teradyne, Inc.	400	40,184
Universal Display Corp.	300	47,097
		4,812,853
Software — 19.1%
Adobe, Inc. (n)	1,125	573,637
C3.ai, Inc., Class A (n)	3,900	99,528
Cadence Design Systems, Inc. (n)	600	140,580
Check Point Software Technologies Ltd. (n)	1,400	186,592
Crowdstrike Holdings, Inc., Class A (n)	4,200	702,996
CyberArk Software Ltd. (n)	450	73,697
Datadog, Inc., Class A (n)	2,200	200,398
DocuSign, Inc. (n)	2,200	92,400
Fair Isaac Corp. (n)	150	130,279
Intuit, Inc.	500	255,470
Microsoft Corp.	8,500	2,683,875
Oracle Corp.	17,100	1,811,232
Palantir Technologies, Inc., Class A (n)	5,500	88,000
Palo Alto Networks, Inc. (n)	6,900	1,617,636
Salesforce, Inc. (n)	3,450	699,591
SAP SE — ADR	250	32,330
Splunk, Inc. (n)	300	43,875
Unity Software, Inc. (n)	1,100	34,529
VMware, Inc., Class A (n)	2,286	380,573
Workday, Inc., Class A (n)	750	161,138
Zoom Video
Communications, Inc., Class A (n)	600	41,964
		10,050,320
Specialty Retail — 3.9%
Abercrombie & Fitch Company, Class A (n)	1,000	56,370
AutoZone, Inc. (n)	300	761,997
Best Buy Company, Inc.	2,200	152,834
CarMax, Inc. (n)	1,500	106,095
The Home Depot, Inc.	700	211,512
Lowe’s Companies, Inc.	800	166,272
O’Reilly Automotive, Inc. (n)	150	136,329
Overstock.com, Inc. (n)	1,500	23,730
The TJX Companies, Inc.	2,800	248,864
Tractor Supply Company	300	60,915
Wayfair, Inc., Class A (n)	1,500	90,855
Williams-Sonoma, Inc.	300	46,620
		2,062,393
Technology Hardware,
Storage & Peripherals — 5.4%
Apple, Inc.	15,650	2,679,437
Dell Technologies, Inc., Class C	1,700	117,130
Western Digital Corp. (n)	900	41,067
		2,837,634
Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc. (n)	500	192,805
NIKE, Inc., Class B	200	19,124
		211,929
TOTAL COMMON STOCKS
(cost $38,071,155)		49,254,656

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

	Shares	Value
RIGHTS — 0.0%
Biotechnology — 0.0%
Achillion Pharmaceuticals, Inc. (f) (n)	3,000	$0

Life Sciences Tools & Services — 0.0%
OmniAb Operations, Inc. —
$12.50 Earnout Shares (f) (n)	189	0
OmniAb Operations, Inc. —
$15.00 Earnout Shares (f) (n)	189	0
		0
TOTAL RIGHTS
(cost $0)		0

MONEY MARKET FUNDS — 12.1%
Fidelity Government Portfolio,
Class I, 5.23% (y)	1,000,000	1,000,000
First American Government Obligations
Fund, Class X, 5.26% (y)	5,333,723	5,333,723
TOTAL MONEY MARKET FUNDS
(cost $6,333,723)		6,333,723
TOTAL INVESTMENTS — 105.7%
(cost $44,404,878)		55,588,379
Other assets and liabilities, net — (5.7)%		(2,978,094)
TOTAL NET ASSETS — 100.0%		$52,610,285

Percentages for the various classifications are based on net assets.
(f)	–
Security valued at fair value as determined by the investment adviser as the valuation designee appointed by the Board of Directors (the “Board”), in accordance with valuation procedures approved by the Board. Value determined using significant unobservable inputs. See Note (1)(a) in the Notes to Financial Statements.

(n)	–	Non-income producing security.
(y)	–	Rate shown is the 7-day effective yield as of September 30, 2023.
ADR	–	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,409)	$427,169
Interest	137,518
Total investment income	564,687

EXPENSES:
Management fees (See Note 2)	537,105
Transfer agent fees and expenses	84,785
Professional fees and expenses	84,666
Administration fees and expenses	78,135
Insurance expense	67,433
Distribution and service fees	66,729
Accounting fees and expenses	45,626
Custodian fees and expenses	45,480
Registration fees	35,412
Shareholder servicing fees	35,244
Chief Compliance Officer fees	28,720
Board of Directors fees	28,000
Printing and postage expenses	17,857
Other expenses	13,943
Total expenses	1,169,135
Less expenses reimbursed by the investment adviser (See Note 2)	(94,925)
Net expenses	1,074,210
NET INVESTMENT LOSS	(509,523)
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	1,280,752
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION	5,404,263
NET GAIN ON INVESTMENTS	6,685,015
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,175,492

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2023 and 2022

	2023	2022
OPERATIONS:
Net investment loss	$(509,523)	$(795,527)
Net realized gain (loss) on investments and foreign currency transactions	1,280,752	(233,316)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	5,404,263	(17,701,282)
Net increase (decrease) in net assets resulting from operations	6,175,492	(18,730,125)
DISTRIBUTIONS TO SHAREHOLDERS	(3,002,381)	(17,990,953)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (33,898 and 34,892 shares, respectively)	1,560,883	1,972,909
Net asset value of shares issued in distributions reinvested (66,276 and 274,428 shares, respectively)	2,940,003	17,566,156
Cost of shares redeemed (148,988 and 156,687 shares, respectively)	(6,860,981)	(9,012,154)
Net increase (decrease) in net assets derived from Fund share activities	(2,360,095)	10,526,911
TOTAL INCREASE (DECREASE) IN NET ASSETS	813,016	(26,194,167)
NET ASSETS AT THE BEGINNING OF THE YEAR	51,797,269	77,991,436
NET ASSETS AT THE END OF THE YEAR	$52,610,285	$51,797,269

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the year)

	Year Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$44.70	$77.51	$68.96	$51.48	$68.35
Income from investment operations:
Net investment loss(1)	(0.44)	(0.68)	(0.93)	(0.70)	(0.61)
Net realized and unrealized gains (losses) on investments	5.78	(14.00)	16.45	20.69	(6.83)
Total from investment operations	5.34	(14.68)	15.52	19.99	(7.44)
Less distributions:
Distributions from net capital gains	(2.64)	(18.13)	(6.97)	(2.51)	(9.43)
Net asset value, end of year	$47.40	$44.70	$77.51	$68.96	$51.48

TOTAL RETURN	12.35%	-25.97%	23.72%	40.26%	-8.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$52,610	$51,797	$77,991	$68,718	$58,180
Ratio of expenses to average net assets, net of reimbursement	2.00%	1.95%	1.85%	2.00%	2.00%
Ratio of expenses to average net assets, before reimbursement	2.18%	1.95%	1.85%	2.03%	2.02%
Ratio of net investment loss to average net assets	(0.95%)	(1.18%)	(1.25%)	(1.25%)	(1.16%)
Portfolio turnover rate	431%	623%	279%	263%	464%

(1)	Amount calculated based on average shares outstanding throughout the year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2023

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Company consists of one fund: Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the Fund’s prospectus.

(a) The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

Each security, excluding short-term investments and money market funds, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The Nasdaq OMX Group, Inc., referred to as “Nasdaq”), or if no sale is reported, the latest bid price. Securities which are traded on Nasdaq (including closed-end funds) under one of its three listing tiers, Nasdaq Global Market, Nasdaq Global Select Market and Nasdaq Capital Market, are valued at the

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(1)	Summary of Significant Accounting Policies — (Continued)

Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser as the valuation designee appointed by the Board of Directors (the “Board”), in accordance with valuation procedures approved by the Board. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2023, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1— Common Stocks*	$49,254,656
Money Market Funds	6,333,723
Total Level 1	55,588,379
Level 2— None	—
Level 3— Rights	0
Total	$55,588,379

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(1)	Summary of Significant Accounting Policies — (Continued)

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reasons for these adjustments are because of net operating losses and distribution in excess. For the year ended September 30, 2023, the following table shows the reclassifications made:

Capital Stock	Distributable Earnings
$(679,677)	$679,677

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2023. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2023, open Federal tax years include the tax years ended September 30, 2020 through 2023. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2023, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(i)  Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of realized gains or losses and unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an investment advisory agreement (the “agreement”) with the Adviser, to serve as investment adviser. The sole owner of the Adviser is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1.00% of the daily net assets of the Fund.

The agreement further stipulates that the Adviser will reimburse the Fund for all expenses exceeding an annual rate of 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse the Adviser for any expenses reimbursed in previous fiscal years. The Adviser reimbursed expenses of $94,925 for the year ended September 30, 2023.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the year ended September 30, 2023, purchases and proceeds of sales of investment securities (excluding short-term securities) were $237,911,338 and $212,394,043, respectively.  There were no purchases or sales of U.S. Government securities.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2023:

Tax cost of investments	$48,573,395
Gross tax unrealized appreciation	$11,715,456
Gross tax unrealized depreciation	(4,700,472)
Net unrealized appreciation/depreciation	7,014,984
Distributable ordinary income	—
Distributable long-term capital gains	—
Other accumulated loss	(977,882)
Total distributable earnings	$6,037,102

The difference between the cost amount for financial statement and federal income tax purposes is due to wash sales.

The tax character of distributions paid during the years ended September 30, 2023 and 2022:

Year Ended September 30, 2023		Year Ended September 30, 2022
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$0	$3,002,381	$5,521,630	$12,469,323

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2023.

As of September 30, 2023, the Fund had a late year ordinary loss of $474,791 and did not have a post-October capital loss.  The Fund has a short-term capital loss carryforward of $503,091, which does not expire.

(6)	Subsequent Events —

Management has evaluated events and transactions after September 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure or recognition in the financial statements is required.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Reynolds Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 21, 2023

Reynolds Blue Chip Growth Fund
LIQUIDITY RISK MANAGEMENT PROGRAM ANNUAL REVIEW
(Unaudited)

On June 26, 2023, the Directors of the Reynolds Blue Chip Growth Fund (the “Fund”), the sole series of Reynolds Funds, Inc., reviewed and considered a written report prepared by the program administrator of the Fund’s Liquidity Risk Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation for the period from April 1, 2022 through March 31, 2023 (the “Review Period”).

In considering the report, the Directors noted that the Program Administrator has determined that the Fund primarily has held, and continues to hold, assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures.  They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund.  The Directors noted that the Program Administrator concluded that in all market conditions and under all Fund-specific stresses to date, the Fund has been able to meet redemption needs without significant dilution to the Fund’s remaining investors during the Review Period.

Following the Directors’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and complies with the requirements of Rule 22e-4, and that the Program has operated effectively in all material respects during the Review Period.

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS
(Unaudited)

Number
	Position(s)	Term of		of Funds	Other
Name,	Held with	Office and		in Complex	Directorships
Year of Birth	the	Length of	Principal Occupation(s)	Overseen	Held by
and Address	Company	Service	During Past Five Years	by Director	Director

Independent Directors:
Thomas F. Gilbertson,	Director	Indefinite term	Mr. Gilbertson is a retired entrepreneur	1	None
1943		since March	that owned and operated
c/o Reynolds Capital		2015	restaurants in Naples, Florida.
Management, LLC
125 East Harmon
Avenue #102
Las Vegas, NV 89109

Robert E. Stauder,	Director	Indefinite term	Mr. Stauder is retired. He was a principal of	1	None
1930		since 1988	Robinson Mills + Williams, an architectural
c/o Reynolds Capital			and interior design firm.
Management, LLC
125 East Harmon
Avenue #102
Las Vegas, NV 89109

Interested Director:
Frederick L. Reynolds,*	Director	Indefinite term	Mr. Reynolds is President of the Adviser,	1	None
1942		since 1988	which commenced business in 1985.
c/o Reynolds Capital
Management, LLC	President	One-year term
125 East Harmon	and	since 1988
Avenue #102	Treasurer
Las Vegas, NV 89109

Other Officer:
Chad Bitterman,	Chief	At the	Mr. Bitterman has been a Compliance Officer	N/A	N/A
1972	Compliance	discretion of	since 2010 for Northern Lights Compliance
Northern Lights	Officer	the Board	Services, LLC, which provides compliance
Compliance Services, LLC		since 2016	services to investment companies.
4221 North 203rd Street
Elkhorn, NE 68022
__________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.

Reynolds Blue Chip Growth Fund
PRIVACY POLICY
(Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 0.00% of dividends declared and paid during the year ended September 30, 2023 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 0.00% of dividends declared and paid during the year ended September 30, 2023 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was 0.00%.

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REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANK GLOBAL FUND SERVICES
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
FORESIDE FUND SERVICES, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
(a) Audit Fees	$16,500	$16,500
(b) Audit-Related Fees	0	0
(c) Tax Fees	4,000	4,000
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	$0	$0
Registrant’s Investment Adviser	0	0

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed December 6, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Reynolds Funds, Inc.

By (Signature and Title)     /s/ Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer

Date    November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer

Date    November 21, 2023